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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549
                        ______________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: April 24, 1998


MECH FINANCIAL, INC.
Exact name of registrant as specified in its charter

STATE OF CONNECTICUT             000-23557              06-1500984
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State or other jurisdiction    Commission File         IRS Employer
of Incorporation                   Number           Identification No.


100 PEARL STREET
HARTFORD, CT                                               06103
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Address of principal executive offices                   (Zip Code)


Registrant's phone number:  (860) 293-4000
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                                    ITEM 5.
                                 OTHER EVENTS

The Board of Directors of MECH Financial, Inc. (NASDAQ: MECH), the bank holding company for Mechanics Savings Bank, declared its first quarterly dividend on April 21, 1998 of $0.15 per share on its common stock. The dividend will be payable on May 15, 1998 to shareholders of record on May 1, 1998. This is the first dividend the Company will pay since converting from a mutual bank to a stock bank on June 25, 1996.

Mechanics Savings Bank is a Connecticut-chartered savings bank with total assets of $946 million as of March 31, 1998.


                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MECH Financial, Inc.
                                    -------------------------------------
                                    Registrant


Date: April 24, 1998                By: /s/ Thomas M. Wood
      --------------                    ---------------------------------
                                        Thomas M. Wood, Executive Vice
                                        and Treasurer